Van Kampen Equity and Income Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2004 - December 31, 2004



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Scheri  8/4/0  25,000  $50.00 $1,250,  594,50    2.38%  0.28%   Goldma  Goldma
  ng      4     ,000          000,000     0                       n,       n
Plough                                                          Sachs    Sachs
Corpor                                                          & Co.,
 ation                                                           Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                y, BNP
                                                                Pariba
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                 ING
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                Mellon
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                  LP

                                                                Wachov
                                                                  ia
                                                                Securi
Enterp  9/23/    -     $99.72 $500,00  2,785,    0.56%  0.14%   ties,   Wachov
 rise     04                   0,000     000                      JP      ia
Produc                                                          Morgan
  ts                                                              ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Citigr
                                                                 oup,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Harris
                                                                Nesbit
                                                                  t

                                                                Wachov
                                                                  ia
                                                                Securi
Enterp  9/23/    -     $99.91 $650,00  1,280,    0.20%  0.07%   ties,   Wachov
 rise     04                   0,000     000                      JP      ia
Produc                                                          Morgan
  ts                                                              ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Citigr
                                                                 oup,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Harris
                                                                Nesbit
                                                                  t